EXHIBIT 21.1

SUBSIDIARIES OF THE COMPANY

Name	State of Incorporation	Names Under Which Subsidiary Does Business
Rush Truck Centers of Alabama, Inc.	Delaware	Rush Truck Center, Mobile Rush Peterbilt Truck Center, Mobile
Rush Truck Centers of Arizona, Inc.	Delaware

Rush Truck Center, Phoenix

Rush Peterbilt Truck Center, Phoenix

Rush Truck Center, Flagstaff

Rush Peterbilt Truck Center, Flagstaff

Rush Truck Center, Tucson

Rush Peterbilt Truck Center, Tucson

Rush Truck Center, Yuma

Rush Peterbilt Truck Center, Yuma

Rush Truck Centers of California, Inc.	Delaware

Rush Peterbilt Truck Center, Pico Rivera

Rush Truck Center, Pico Rivera

Rush Peterbilt Truck Center, Fontana

Rush Truck Center, Fontana

Rush Peterbilt Medium Duty Truck Center, Fontana

Rush Isuzu Trucks, Fontana

Rush Medium Duty Truck Center, Fontana

Rush Towing Systems, Fontana

Rush Truck Center, Fontana Used Trucks

Rush Truck Center, Sylmar

Rush Peterbilt Truck Center, Sylmar

Rush Truck Center, San Diego

Rush Peterbilt Truck Center, San Diego

Rush Truck Center, Whittier

Rush Isuzu Trucks, Whittier

Rush Peterbilt Truck Center, Whittier

Rush Towing Systems, Fontana

Rush Medium Duty Truck Centers of Colorado, Inc.	Delaware	Rush Medium Duty Truck Center, Denver Rush Medium Duty Ford Trucks, Denver Rush Isuzu Trucks, Denver Rush Towing Systems, Denver
Rush Truck Centers of Colorado, Inc.	Delaware

Rush Truck Centers, Inc.

Rush Peterbilt Truck Center, Denver

Rush Truck Center, Denver

Rush Peterbilt Truck Center, Greeley

Rush Truck Center, Greeley

Rush Peterbilt Truck Center, Pueblo

Rush Truck Center, Pueblo

Rush Truck Centers of Florida, Inc.	Delaware

Rush Isuzu Trucks, Orlando

Rush Truck Center, Orlando

Rush Isuzu Truck Center, Orlando

Rush Peterbilt Truck Center, Orlando

Rush Truck Center, Orlando Light and Medium Duty

Rush Truck Center, Orlando South

Rush Peterbilt Truck Center, Orlando South

Rush Truck Center, Orlando Used Trucks

Rush Isuzu Trucks, Winter Garden

Rush Truck Center, Haines City

Rush Peterbilt Truck Center, Haines City

Rush Truck Center, Tampa

Rush Peterbilt Truck Center, Tampa

Rush Truck Center, Jacksonville

Rush Peterbilt Truck Center, Jacksonville

Rush Truck Center, Lake City

Rush Peterbilt Truck Center, Lake City

Rush Peterbilt Truck Center

Rig Tough Used Trucks, Miami

Rush Truck Centers of Georgia, Inc.	Delaware

Rush Medium Duty Truck Center, Atlanta

Rush Isuzu Trucks, Atlanta

Rush Truck Center, Atlanta

Rush Bus Center, Atlanta

Rush International Truck Center, Atlanta

Rush Collision Center, Atlanta

Rush Truck Center, Atlanta Collision Center

Rush Truck Center, Doraville

Rush International Truck Center, Doraville

Rush Isuzu Trucks, Doraville

Rush Truck Center, Smyrna

Rush Truck Center, Tifton

Rush Bus Center, Tifton

Rush Truck Center, Columbus

Rush Truck Center, Gainesville

Rush Truck Centers of Idaho, Inc.	Delaware

Rush International Truck Center, Boise

Rush International Truck Center, Twin Falls

Rush International Truck Center, Idaho Falls

Rush International Truck Center, Lewiston

Rush Truck Center, Boise

Rush Truck Center, Twin Falls

Rush Truck Center, Idaho Falls

Rush Truck Center, Lewiston

Rush Truck Centers of Illinois, Inc.	Delaware

Rush Truck Center, Bloomington

Rush Truck Center, Decatur

Rush Truck Center, Champaign

Rush Truck Center, Quincy

Rush Truck Center, Springfield Collision Center

Rush Truck Center, Champaign Collision Center

Rush Truck Center, Springfield, Illinois

Rush Truck Center, Chambersburg

Rush Truck Center, Springfield East

Rush Truck Center, Springfield West

Rush Truck Center, Carol Stream

Rush Truck Center, Chicago

Rush Truck Center, Grayslake

Rush Truck Center, Huntley

Rush Truck Center, Joliet

Rush Truck Center, Kankakee

Rush Truck Center, Ottawa

House of Trucks

House of Trucks, Willowbrook

House of Trucks, Wilmington

Rush Truck Centers of Indiana, Inc.	Delaware	Rush Truck Center, Gary Rush Truck Center, Brazil Rush Truck Center, Indianapolis
Rush Truck Centers of Kansas, Inc.	Delaware	Rush Truck Center, Kansas
Rush Truck Centers of Missouri, Inc.	Delaware	Rush Truck Center, St. Peters Rush Truck Center, St. Louis
Rush Truck Centers of New Mexico, Inc.	Delaware	Rush Truck Center, Albuquerque Rush Peterbilt Truck Center, Albuquerque Rush Truck Center, Las Cruces Rush Peterbilt Truck Center, Las Cruces
Rush Truck Centers of North Carolina, Inc.	Delaware

Rush Collision Center, Charlotte

Rush International Truck Center, Charlotte

Rush Isuzu Trucks, Charlotte

Rush Peterbilt Truck Center, Charlotte

Rush Truck Center, Charlotte

Rush Truck Center Body Shop, Charlotte

Rush Truck Center, Charlotte Collision Center

Rush Truck Center, Hickory

Rush Truck Center, Statesville

Rush Truck Center, Asheville

Rush Truck Centers of Ohio, Inc.	Delaware

Rush Truck Center, Akron

Rush Isuzu Trucks, Akron

Rush Truck Center, Cincinnati

Rush Isuzu Trucks, Cincinnati

Rush Truck Center, Cleveland

Rush Isuzu Trucks, Cleveland

Rush Truck Center, Columbus East

Rush Isuzu Trucks, Columbus East

Rush Truck Center, Columbus West

Rush Isuzu Trucks, Columbus West

Rush Truck Center, Dayton

Rush Isuzu Trucks, Dayton

Rush Truck Center, Findlay

Rush Isuzu Trucks, Findlay

Rush Truck Center, Lima

Rush Isuzu Trucks, Lima

Rush Truck Center, Springfield, Ohio

Rush Bus Center, Cincinnati

RTC Truck Parts

Rush Bus Center, Akron

Rush Bus Center, Cleveland

Rush Bus Center, Columbus East

Rush Bus Center, Columbus West

Rush Bus Center, Dayton

Rush Bus Center, Findlay

Rush Bus Center, Lima

Rig Tough Truck Parts, Cincinnati

Rush Truck Centers of Oklahoma, Inc.	Delaware

Rush Peterbilt Truck Center, Ardmore

Rush Peterbilt Truck Center, Oklahoma City

Rush Peterbilt Truck Center, Tulsa

Rush Truck Center, Ardmore

Rush Truck Center, Oklahoma City

Rush Truck Center, Tulsa

Rush Isuzu Trucks, Oklahoma City

Rush Used Truck Center, Tulsa

Rush Truck Rigging

Perfection Equipment

Perfection Truck Parts & Equipment, Oklahoma City

Perfection Truck Parts & Equipment, Tulsa

Perfection Crane Services

Translease

Oklahoma Trucks, Inc.

Tulsa Trucks, Inc.

Rush Truck Centers of Oregon, Inc.	Delaware	Rush International Truck Center, Ontario Rush Truck Center, Ontario
Rush Truck Centers of Tennessee, Inc.	Delaware	Rush Truck Center, Nashville Rush Peterbilt Truck Center, Nashville Rush Towing Systems, Nashville Rig Tough Used Trucks, Knoxville
Rush Truck Centers of Texas, L.P.	Texas

Custom Vehicle Solutions

Houston Peterbilt, Inc.

Laredo Peterbilt, Inc.

Lufkin Peterbilt, Inc.

Rush Bus Center, Alice

Rush Bus Center, Austin

Rush Bus Center, Corpus Christi

Rush Bus Center, Dallas

Rush Bus Center, Dallas, Number 2

Rush Bus Center, Fort Worth

Rush Bus Center, Houston

Rush Bus Center, Laredo

Rush Bus Center, Lufkin

Rush Bus Center, Pharr

Rush Bus Center, San Antonio

Rush Bus Center, San Antonio, Number 2

Rush Bus Center, Sealy

Rush Bus Center, Selma

Rush Bus Center, Texarkana

Rush Bus Center, Tyler

Rush Bus Center, Waco

Rush Isuzu Trucks, Austin

Rush Isuzu Truck, Corpus Christi
Rush Isuzu Trucks, Dallas

Rush Isuzu Trucks, Texarkana

Rush Isuzu Trucks, El Paso

Rush Isuzu Trucks, Sealy

Rush Isuzu Trucks, Waco

Rush Medium Duty Truck Center, Dallas

Rush Medium Duty Truck Center, San Antonio

Rush Medium Duty Truck Center, Waco

Rush Peterbilt Truck Center, Abilene

Rush Peterbilt Truck Center, Alice

Rush Peterbilt Truck Center, Amarillo

Rush Peterbilt Truck Center, Austin

Rush Peterbilt Truck Center, Brownsville

Rush Peterbilt Truck Center, Corpus Christi

Rush Peterbilt Truck Center, Cotulla

Rush Peterbilt Truck Center, Dalhart

Rush Peterbilt Truck Center, Dallas

Rush Peterbilt Truck Center, El Paso

Rush Peterbilt Truck Center, Fort Worth

Rush Peterbilt Truck Center, Hereford

Rush Peterbilt Truck Center, Houston

Rush Peterbilt Truck Center, Houston Northwest

Rush Peterbilt Truck Center, Laredo

Rush Peterbilt Truck Center, Lubbock

Rush Peterbilt Truck Center, Lufkin

Rush Peterbilt Truck Center, Odessa

Rush Peterbilt Truck Center, Pharr

Rush Peterbilt Truck Center, San Antonio

Rush Peterbilt Truck Center, Sealy

Rush Peterbilt Truck Center, Texarkana

Rush Peterbilt Truck Center, Tyler

Rush Peterbilt Truck Center, Waco

Rush Refuse Systems

Rush Towing Systems

Rush Towing Systems, Houston

Rush Towing Systems, San Antonio

Rush Truck Center

Rush Truck Center, Abilene

Rush Truck Center, Alice

Rush Truck Center, Amarillo

Rush Truck Center, Austin

Rush Truck Center, Brownsville

Rush Truck Center, Corpus Christi

Rush Truck Center, Cotulla

Rush Truck Center, Dalhart

Rush Truck Center, Dallas

Rush Truck Center, Dallas Medium Duty

Rush Truck Center, Dallas Light and Medium Duty

Rush Truck Center, Denton

Rush Truck Center, El Paso

Rush Truck Center, Fort Worth

Rush Truck Center, Hereford

Rush Truck Center, Houston

Rush Truck Center, Laredo

Rush Truck Center, Lubbock

Rush Truck Center, Lufkin

Rush Truck Center, New Braunfels

Rush Truck Center, Odessa

Rush Truck Center, Pharr

Rush Truck Center, San Antonio

Rush Truck Center, Sealy

Rush Truck Center, Texarkana

Rush Truck Center, Tyler

Rush Truck Center, Waco

Rush Used Truck Center, Austin

Rush Crane and Refuse Systems International

World Wide Tires

Rush Truck Centers of Utah, Inc.	Delaware

Rush International Truck Center, Salt Lake City

Rush International Truck Center, Helper

Rush International Truck Center, Springville

Rush International Truck Center, St. George

Rush International Truck Center, Ogden

Rush Truck Center, Salt Lake City

Rush Truck Center, Helper

Rush Truck Center, Springville

Rush Truck Center, St. George

Rush Truck Center, Ogden

Rush Truck Center, Farr West

Rush Truck Centers of Virginia, Inc.	Delaware	Rush Truck Center, Richmond Rush Truck Center, Chester Rush Truck Center, Suffolk Rush Truck Center, Fredericksburg
Rig Tough, Inc.	Delaware	None
Rush Truck Center of Albuquerque, Inc.	New Mexico	None
Rush GMC Truck Center of Tucson, Inc.	Delaware	None
Rush Accessories Corporation	Delaware	Chrome Country
Rush Truck Leasing, Inc.	Delaware

Rush Crane Systems

Rush Idealease, Charlotte

Rush Refuse Systems

Akron Idealease

Asheville Idealease

Boise Idealease

Champaign Idealease

Charlotte Idealease

Chicago Idealease

Cincinnati Idealease

Cleveland, Idealease

Cleveland Idealease West

Cleveland Idealease East

Columbus Idealease East

Columbus Idealease West

Dayton Idealease

Decatur Idealease

Effingham Idealease

Findlay Idealease

Hickory Idealease

Indianapolis Idealease

Indy Idealease

Lima Idealease

Norfolk Idealease

Quincy Idealease

Richmond Idealease

Springfield Idealease

St. Peters Idealease

St. Louis Idealease

Salt Lake City Idealease

Statesville Idealease

Tidewater Idealease

Rush Equipment Centers of Texas, Inc.	Delaware	Rush Equipment Center, Houston
Rushtex, Inc.	Delaware	None
Rushco, Inc.	Delaware	None
Rush Administrative Services, Inc.	Delaware	None
Rush Logistics, Inc.	Delaware	None
Rush Real Estate Holdings, Inc.	Delaware	None
International General Agency, Inc.	Texas	None
Los Cuernos, Inc.	Delaware	Los Cuernos Ranch
AiRush, Inc.	Delaware	None
Rush Retail Centers, Inc.	Delaware	None
Associated Acceptance, Inc.	Texas	Associated Insurance Services Automotive Industry Insurance Associated Truck Insurance Services Rush Truck Insurance Services
Associated Acceptance of Florida, Inc.	Delaware	None
Associated Acceptance of Oklahoma, Inc.	Delaware	None
Advance Premium Finance, Inc.	California	None
Truck & Trailer Finance, Inc.	Delaware	None
Natural Gas Fuel Systems, Inc.	Delaware	Momentum Fuel Technologies
Central California Truck and Trailer Sales, LLC	Texas	None
Idealease of Chicago LLC	Illinois	None
RTC Illinois Acquisition Corp.	Delaware	Rush Truck Center, Effingham Rush Truck Center, Mount Vernon